Pension plan

Valid as of 01.01.2026

Foundation    GEMINI Collective Foundation
Employee benefits unit    ZK Novelis
Group of persons, Plan no.    Zusatzkasse, 2452

Provisions deviating from or supplementing the Framework Regulations Regulations
GEMINI Collective Foundation manages all affiliated employers in separate pension funds. The legal relationship between the insured / affiliated employees and GEMINI Collective Foundation is governed by the Regulations.
The Regulations consist of two parts:
-Framework Regulations: Available for download at www.gemini.ch
-Pension plan: Governs the paragraphs for which the pension fund has drawn up provisions deviating from or supplementing the Framework Regulations. The numbering relates to the paragraphs in the Framework Regu-lations
The original German text is authoritative for the interpretation of the Framework Regulations and the pension plan.

Approval

The pension fund committee has approved the present pension plan which shall replace all previous pension plans.

Fundamentals and values
All figures in CHF
The figure is based on the maximum annual AHV retirment pension	2025	30'240
The maximum insured salary according to UVG (Federal Law on Accident In-surance)	2016	148'200
The social insurance limits and key figures listed are based on the current status as at January 1, 2026. Both values are periodically redefined by the Federal Council and automatically adjusted in the pension plan. All other values are fixed amounts.

GEMINI Collective Foundation c/o Avadis Vorsorge AG
Zollstrasse 42 | P.O. Box | 8031 Zurich | T +41 58 585 33 00 | www.gemini.ch

General provisions

Insured persons, entry requirements

5.1    All employees, whose annual salary exceeds the lower limit for admission are obliged to join Executives' pen-sion fund upon commencing their employment relationship.

5.6    In the case of unpaid leave, insurance continues unchanged if the contributions (employer and employee share) are fully paid by the employee during the period of leave. If, however, contributions are no longer paid, insurance coverage only extends to the first month after the contribution payments have ceased (additional coverage period).

    Employees may continue to pay their risk contributions and suspend their savings contributions. In this case, the savings capital is still subject to interest payments.

    The GEMINI Collective Foundation must always be informed in writing before the start of unpaid leave. The corresponding contributions are listed in section 11.8. The duration of unpaid leave is limited to a maximum of two years.

Age, reference age

	Men	Women
7.1 The reference age is	65	65
The retirement age is	65	65
Early retirement is possible from age 7.2 The reference age is reached on the first of the month following the 65th birthday.	58	58
The following transitional provision remains reserved:
▪Women born in 1960 and earlier reach the reference age on the first day of the month following their 64th birthday.
▪For women born between 1961 and 1963 the previous reference age of 64 will be increased gradually by three months.

7.4    Deferment or continued insurance up to a maximum age of 70 pursuant to article 33b BVG

It is possible to defer the payment of retirement benefits. In this case, only the vested risk benefits are insured. Both savings and risk contributions do not apply, only administration costs are payable.

Continued insurance is possible. In this case, only the vested risk benefits are insured. Risk contributions do not apply, but the savings contributions are still payable. In addition, costs for insolvency and administration as well as any restructuring contributions must be paid.

The respective requirements are described in the Framework Regulations

7.4    Members shall notify the Foundation in writing no later than one month before reaching the retirement age whether there will be a deferral or continued insurance. The choice of option may not be changed until actual retirement. If no notification is received, members shall take statutory retirement pursuant to paragraph 7.2.

Beginning and end of insurance

			Men	Women
8.1	Risk insurance	from age	18	18
		until age	65	65

	Saving insurance	from age	25	25
		until age	70	70

Annual insured salaries

10.1    The annual salary is principally consistent with the annual AHV salary including all regular disbursements of bonuses, premiums and gratuities.

10.2    In addition to the list in the Framework Regulations, the following salary components are not included in the annual salary:
a) Family bonuses
b) Child allowances
10.11 Continued insurance pursuant from age 58 to article 33a BVG
Where the salary is reduced, the salary last insured with the employee benefits unit may not be retained bey-ond the reference age stipulated in the pension plan, if the member is at least 58 years of age, the salary has been reduced by no more than half.
The insured person pays the difference between the previous and the new salary, both their own contributions and those of the employer.
Annual insured salaries - Definitions The insured annual salary 1
Lower limit    CHF 181'440
Consideration level of employment    No
Coordination deduction    CHF 181'440
Consideration level of employment    No
Minimum insured annual salary    CHF 0
Consideration level of employment    No
Maximum eligible annual salary    CHF 907'200
Consideration level of employment    No

The insured annual salary 2
Lower limit    CHF 181'440
Consideration level of employment    No
Coordination deduction    CHF 0
Consideration level of employment    No
Minimum insured annual salary    CHF 0
Consideration level of employment    No
Maximum eligible annual salary    CHF 907'200
Consideration level of employment    No

Financing

Contribution, exemption from contribution payments

11.3	Exemption from contributions waiting period waiver of contributions	3 months
11.8	Amount of contributions

Saving contribution

Contribution in %	Age	Employee	Employer	Total
salary 1	25 - 34	5.00%	8.00%	13.00%
	35 - 44	5.00%	13.00%	18.00%
	45 - 54	5.00%	18.00%	23.00%
	55 - 70	5.00%	23.00%	28.00%

Additional contributions

The additional contributions are made up of the following components:

-Risk contributions
The risk contributions are used to finance the mortality, disability and longevity risk.

Costs in %	Age	Employee	Employer	Total
salary 1	18 - 65	1.3025%	2.7825%	4.085%

Any differences to the effective risk contributions are settled in the annual financial statements.

-Administrative costs
The administrative costs are used to finance the expenses at pension fund level.
Costs in %    Age    Employee    Employer    Total
salary 1    18 - 70    0.20%    0.20%    0.40%
The maximum annual administrative costs per insured person and per pension plan are as follows: CHF 600.00
Any differences to the effective costs are settled in the annual financial statements.

-Insolvency
This part of the Guarantee Fund contribution serves as security in the event of bankruptcy.
Costs in %    Age    Employee    Employer    Total
salary 1    18 - 70    0.0075%    0.0075%    0.015%

Any differences to the effective costs are settled in the annual financial statements.

Entry benefits, buy-in of additional benefits

17.3    Purchase of maximum retirement benefits
The maximum possible purchase is calculated using the table in Appendix 1 of the pension plan.

17.6    Purchase to compensate for early retirement
The total possible purchase is calculated using the table in Appendix 2 of the pension plan.

17.7    Purchase of AHV bridging pension:
Pre-financing of an AHV bridging pension is not possible.

Retirement benefits

Old-age pension

18.1    Entitlement
Upon reaching the reference age, the member is entitled to a retirement pension from the Foundation. The en-titlement to retirement benefits arises on the first day of the month after retirement.

18.2    Start
Early retirement is possible from the age specified under point 7.1.

18.3    Partial withdrawal
The requirements for this are described in the framework regulations.

18.6    The amount of the old-age pension
The amount of the annual old-age pension is calculated using the conversion rate applicable at the time of ac-tual retirement and based on the accrued savings capital plus the “buy-out for early retirement” account.
The following conversion rates apply for the year:    2026

	Men		Women
Age	Conversion rate in %	Age	Conversion rate in %
58	4.14%	58	4.14%
59	4.32%	59	4.32%
60	4.50%	60	4.50%
61	4.68%	61	4.68%
62	4.86%	62	4.86%
63	5.04%	63	5.09%
64	5.22%	64	5.31%
65	5.40%	65	5.54%
66	5.58%	66	5.76%
67	5.76%	67	5.94%
68	5.94%	68	6.12%
69	6.12%	69	6.30%
70	6.30%	70	6.48%

Retirement savings

19.1    Purchase option
The insured person may draw the old-age pension or parts thereof as a lump sum.

Retired person's children's benefit

21.1    Entitlement
Recipients of a retirement pension are entitled to a retired person’s children’s benefit for each child that would be entitled to an orphan’s pension in accordance with paragraph 28 in the event of their death.

21.2    Alignment
The retired person's children's benefit is paid as of the same date as the old-age pension. It expires upon com-pletion of the 18th year of age, however no later than upon completion of the 25th year of age if the child is in fulltime education or disabled.

21.3    Amount of retired person's children's benefit
The annual retired person's children's benefit    20%    from old-age pension
The total retired person's children's benefit is limited to 30% of the old-age pension.

Disability benefits (due to sickness or accident)

Disability income

22.1    Entitlement
Members with a disability degree of at least 40% according to the IV are entitled to a disability pension, provided they were insured with the Foundation upon commencement of the incapacity for work whose cause led to the disability.
22.4    Waiting period
waiting period disability pension    24 months Additional costs arising from a reduction of
the waiting period caused by a termination of the employment relationship by the insured person or the em-ployer shall be fully covered by the employer's company.
22.6    Amount of disability pension
annual disability pension    60%    from the insured annual salary 1 Accident cover        insured
Disabled person's child pension

23.1    Entitlement
Recipients of disability pension are entitled to disabled person’s children’s benefit for every child who would be entitled to an orphan’s pension in accordance with paragraph 28 in the event of their death.

23.2    Purchase option
The disabled person's children's benefit is paid from the same date as the disability income. It expires when the underlying disability income ends or upon completion of the 18th year of age, at the latest, however, upon completion of the 25th year of age if the child is in fulltime education or disabled.

23.3    The amount of the disabled person's child pension

Amount of disabled person's children's pension        7%        from insured annual salary 1

Accident cover                                insured

Death benefits (due to sickness or accident)

Spouse's pension

24.1    Entitlement
The spouse of a deceased insured person or pension recipient is entitled to a spouse's pension.
24.3    Amount of spouse's pension:

annual spouse's pension	30%	from the insured annual salary 1
at death before retirement age
annual spouse's pension	60%	from old-age pension
at death after retirement age Accident cover		insured
If the old-age pension recipient used the option under paragraph 18.8 at the time of retirement, the spouse's pension corresponds to 100% of the acquired old-age pension.

Unmarried partner's pension

26.1    Entitlement
The life partner (same or opposite sex) is entitled to a partner's pension. The requirements and reduction stip-ulations are described in detail in the Framework Regulations.

Amount of the unmarried partner's pension
annual unmarried partner's pension	100%	of the spouse's pension
at death before retirement age annual unmarried partner's pension	60%	from old-age pension
at death after retirement age
Accident cover		insured

Orphan's benefit

28.1    Entitlement
The children of a deceased insured person or pension recipient are entitled to orphan's benefits.

28.2    Start and end
Entitlement arises upon the death of the member or pensioner, at the earliest, however, upon termination of the continued payment of salary. Entitlement to an orphan's pension ceases on the death of the orphan or on reaching the age of 18, but at the latest on reaching the age of 25 if the child is in full-time education or is dis-abled.

28.4 The amount of the orphan’s pension
annual orphan's pension	7%	from the insured annual salary 1
at death before retirement age annual orphan's pension	20%	from old-age pension
at death after retirement age
Accident cover		insured
The pension is doubled in the case of full orphans.

Lump-sum death benefit

29.1    Entitlement
If the member or the recipient of a disability or partial disability pension dies before retirement, a claim to a lump-sum death benefit arises.

29.2    Beneficiaries
The persons entitled to benefits are specified in the framework regulations on the basis of a cascade and de-scribed accordingly.

29.3    Eligibility requirements and benefits
The eligibility requirements and benefits as well as their specifications are described in detail in the framework regulations.

29.4    Amount of lump-sum death benefit – premium refund 1
For beneficiaries according to paragraph 29.2 letter a) to c) the amount of the lump-sum death benefit corres-ponds to the accrued savings capital, exclusive of all deposits for buy-in into the full benefits as set out in the Regulations, after deduction of the present value of all pension benefits caused by the member's death.

29.5    Amount of lump-sum death benefit – premium refund 2
For beneficiaries according to paragraph 29.2 letter d), the lump-sum death benefit corresponds to the contri-butions paid by the member exclusive of all deposits for buy-in into the full benefits as set out in the Regula-tions, after deduction of any advance withdrawals for home ownership and divorce. However, it corresponds to at least half of the lump-sum death benefit the other beneficiaries are entitled to pursuant to paragraph 29.4.

29.6    Refund of personal buy-ins at GEMINI
In addition, all beneficiaries are entitled to the deposits for buy-in into the full benefits as set out in the Regula-tions.

29.7    Refund of personal buy-ins previous insurer
Purchases made with a previous insurer are paid out separately in the same way as under 29.6, provided the conditions set out in the framework regulations are met.

29.8    Amount of the lump-sum death benefit during the deferral of retirement
The amount of the lump-sum death benefit for persons who remain employed and insured beyond the refer-ence age is defined in the framework regulations.

29.9    Additional lump-sum death benefit.
The following applies to insured persons or recipients of a disability or partial disability pension who are en-titled to a spouse's or partner's pension:
Amount of the additional lump-sum death benefit

Additional lump-sum death benefit    100%    from the insured annual salary 2

Accident cover                    insured

Transitional and final provisions

Entry into force, amendments

49.1    Validity
This pension plan shall enter into force as per January 1, 2026. It shall replace all previous pension plans in-cluding all amendments.

Approval

Approval of the pension fund committee

The pension fund committee of ZK Novelis has taken note of the Framework Regulations as of 1 January 2026 and has reviewed and approved the present pension plan.

Zurich, 1 January 2026    GEMINI Collective Foundation Board of Trustees

Appendix 1

Purchase of maximum retirement benefits

Paragraphs 17.1 until 17.12 in particular 17.10, of the Framework Regulations shall be observed before any pur-chases of maximum retirement benefits are made.
The table shows the maximum possible savings capital «purchase of the full benefits under the regulations» as a per-centage of the insured annual salary.
The annual buy-out interest rate is 1.00% Basis: Insured annual salary 1

Age	Men	Women	Age	Men	Women
26	13%	13%	49	446%	446%
27	26%	26%	50	473%	473%
28	39%	39%	51	501%	501%
29	53%	53%	52	529%	529%
30	66%	66%	53	557%	557%
31	80%	80%	54	586%	586%
32	94%	94%	55	615%	615%
33	108%	108%	56	649%	649%
34	122%	122%	57	683%	683%
35	136%	136%	58	718%	718%
36	155%	155%	59	753%	753%
37	175%	175%	60	789%	789%
38	195%	195%	61	825%	825%
39	215%	215%	62	861%	861%
40	235%	235%	63	898%	898%
41	255%	255%	64	935%	935%
42	276%	276%	65	972%	972%
43	296%	296%	66	972%	972%
44	317%	317%	67	972%	972%
45	339%	339%	68	972%	972%
46	365%	365%	69	972%	972%
47	392%	392%	70	972%	972%
48	419%	419%

Appendix 2

Purchase to compensate for early retirement

Paragraphs 17.1 until 17.12 in particular 17.10, of the Framework Regulations shall be observed before any pur-chases to compensate for early retirement are made.

The table shows the maximum possible special savings capital on the «purchase to compensate for early retirement» account as a percentage of the insured annual salary.
The annual buy-out interest rate is 1.00% Basis: Insured annual salary 1
Women    Selected age for early retirement

Age at buyout	64	63	62	61	60	59	58
26	1%	3%	5%	7%	9%	11%	14%
27	3%	6%	10%	14%	18%	23%	28%
28	5%	9%	15%	21%	27%	35%	43%
29	6%	13%	20%	28%	37%	47%	57%
30	8%	16%	25%	35%	46%	59%	72%
31	9%	19%	30%	42%	56%	71%	87%
32	11%	23%	35%	50%	65%	83%	102%
33	12%	26%	41%	57%	75%	95%	117%
34	14%	29%	46%	64%	85%	108%	133%
35	16%	33%	51%	72%	95%	120%	148%
36	17%	36%	57%	80%	105%	133%	164%
37	19%	40%	62%	87%	115%	146%	179%
38	21%	43%	68%	95%	125%	158%	195%
39	22%	47%	74%	103%	135%	172%	211%
40	24%	50%	79%	111%	146%	185%	228%
41	26%	54%	85%	119%	156%	198%	244%
42	27%	58%	91%	127%	167%	212%	261%
43	29%	61%	97%	135%	178%	225%	277%
44	31%	65%	102%	143%	189%	239%	294%
45	33%	69%	108%	152%	199%	253%	311%
46	35%	73%	114%	160%	211%	267%	329%
47	36%	76%	120%	168%	222%	281%	346%
48	38%	80%	127%	177%	233%	295%	364%
49	40%	84%	133%	186%	244%	310%	382%
50	42%	88%	139%	194%	256%	324%	400%
51	44%	92%	145%	203%	267%	339%	418%
52	46%	96%	152%	212%	279%	354%	436%
53	48%	100%	158%	221%	291%	369%	454%
54	50%	104%	165%	230%	303%	384%	473%
55	52%	109%	171%	239%	315%	399%	492%
56	54%	113%	178%	249%	327%	415%	511%
57	56%	117%	184%	258%	340%	430%	530%
58	58%	121%	191%	268%	352%	446%	550%
59	60%	126%	198%	277%	365%	462%
60	62%	130%	205%	287%	377%
61	64%	134%	212%	297%
62	66%	139%	219%
63	68%	143%
64	71%

Basis: Insured annual salary 1

Men	Selected age for early retirement
Age at buyout	64	63	62	61	60	59	58
26	1%	3%	5%	7%	9%	11%	14%
27	3%	6%	10%	14%	18%	23%	28%
28	5%	9%	15%	21%	27%	35%	43%
29	6%	13%	20%	28%	37%	47%	57%
30	8%	16%	25%	35%	46%	59%	72%
31	9%	19%	30%	42%	56%	71%	87%
32	11%	23%	35%	50%	65%	83%	102%
33	12%	26%	41%	57%	75%	95%	117%
34	14%	29%	46%	64%	85%	108%	133%
35	16%	33%	51%	72%	95%	120%	148%
36	17%	36%	57%	80%	105%	133%	164%
37	19%	40%	62%	87%	115%	146%	179%
38	21%	43%	68%	95%	125%	158%	195%
39	22%	47%	74%	103%	135%	172%	211%
40	24%	50%	79%	111%	146%	185%	228%
41	26%	54%	85%	119%	156%	198%	244%
42	27%	58%	91%	127%	167%	212%	261%
43	29%	61%	97%	135%	178%	225%	277%
44	31%	65%	102%	143%	189%	239%	294%
45	33%	69%	108%	152%	199%	253%	311%
46	35%	73%	114%	160%	211%	267%	329%
47	36%	76%	120%	168%	222%	281%	346%
48	38%	80%	127%	177%	233%	295%	364%
49	40%	84%	133%	186%	244%	310%	382%
50	42%	88%	139%	194%	256%	324%	400%
51	44%	92%	145%	203%	267%	339%	418%
52	46%	96%	152%	212%	279%	354%	436%
53	48%	100%	158%	221%	291%	369%	454%
54	50%	104%	165%	230%	303%	384%	473%
55	52%	109%	171%	239%	315%	399%	492%
56	54%	113%	178%	249%	327%	415%	511%
57	56%	117%	184%	258%	340%	430%	530%
58	58%	121%	191%	268%	352%	446%	550%
59	60%	126%	198%	277%	365%	462%
60	62%	130%	205%	287%	377%
61	64%	134%	212%	297%
62	66%	139%	219%
63	68%	143%
64	71%